Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL FINANCIAL CORP. TO FURTHER ENHANCE BANKING CAPABILITIES

WITH THE ACQUISITION OF BUSINESS BANCSHARES, INC.

ST. LOUIS, MAY 10, 2018 – Stifel Financial Corp. (NYSE: SF) and Business Bancshares, Inc. today announced that the companies have entered into a definitive agreement under which Stifel Financial Corp. will acquire Business Bancshares, Inc. and its wholly owned subsidiary, The Business Bank of St. Louis. Terms of the transaction were not disclosed, and it is expected to close in the fourth quarter of 2018.

Business Bancshares, Inc. is a bank holding company and parent of The Business Bank of St. Louis. The Business Bank of St. Louis was founded in 2002 and operates a full-service banking facility from a single location in Clayton, Missouri. Business Bancshares, Inc. has, on a consolidated basis with its subsidiaries, approximately $620 million in total assets, $516 million of loans, $536 million of total deposits, and $70 million of tangible equity as of March 31, 2018, and its non-performing loan ratio was .04 percent.

“This acquisition represents another step in the build-out of our banking services in our Global Wealth Management business. We have focused on expanding our bank balance sheet over the past three years by supporting our clients with mortgage and securities-based lending, and as of March 31, 2018, Stifel Bank & Trust has grown to over $15.2 billion in assets. We believe that The Business Bank of St. Louis is complementary to our existing bank franchise, and we intend to operate it as a separate subsidiary bank that will support the business banking needs of our Global Wealth Management clients as well as clients of our Institutional Group,” said Ronald J. Kruszewski, Chairman and CEO of Stifel Financial Corp.

“We welcome The Business Bank of St. Louis to the Stifel family. The Business Bank of St. Louis and Stifel Bank & Trust will operate as sister companies to efficiently broaden the products and services available to the clients of Stifel,” said Chris Reichert, CEO of Stifel Bank & Trust. “This will also expand Stifel’s private banking and deposit product capabilities throughout the St. Louis region,” Reichert added.

“We are excited to join this respected St. Louis-based company. Combining with Stifel will benefit our existing clients as we expand our lending capacity with additional liquidity and capital,” stated Larry Kirby, Chief Executive Officer and President of Business Bancshares, Inc. and The Business Bank of St. Louis. “Stifel’s extensive capabilities in wealth management, trust, and investment banking will enhance the products and services that we can offer to our customers.”

The transaction is subject to regulatory approval and customary closing conditions, including the approval of Business Bancshares, Inc.’s shareholders. The Board of Directors of Business Bancshares, Inc. has unanimously approved the transaction. In connection with the transaction, all of the senior management and key client relationship managers of The Business Bank of St. Louis have executed retention agreements with Stifel Financial Corp.

Stifel Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. Stifel Financial Corp.’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A., and Stifel Trust Company Delaware, N.A., offer trust and related services. To learn more about Stifel, please visit the Stifel website at www.stifel.com.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this press release are subject to risks and uncertainties that could cause Stifel Financial Corp.’s actual results to differ materially from those expressed in or implied by the statements. Material factors and assumptions could cause actual results to differ materially from current expectations. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the costs or effects of acquisitions or dispositions Stifel may make, whether Stifel is able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or Stifel’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the ability to successfully integrate acquired companies or branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission. Stifel Financial Corp. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel Financial Corp. disclaims any intent or obligation to update these forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of Stifel Financial Corp.’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to its Annual Reports on Form 10-K, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q. The documents filed by Stifel Financial Corp. with the SEC may be obtained free of charge through a link on Stifel’s website at www.stifel.com or on the SEC website at www.sec.gov. These documents may also be obtained free of charge from Stifel Financial Corp. by requesting them in writing to Stifel Financial Corp., 501 N. Broadway, St. Louis, Missouri 63102, Attention: Joel Jeffrey, or by telephone at (212) 271-3610.

In connection with the proposed transaction, Stifel Financial Corp. intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Business Bancshares, Inc. and a prospectus of Stifel Financial Corp., and Stifel Financial Corp. will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Stifel Financial Corp. and Business Bancshares, Inc. are urged to carefully read the entire registration statement, proxy statement and prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the shareholders of Business Bancshares, Inc. seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement, the proxy statement and the prospectus free of charge from the SEC’s website or from Stifel Financial Corp. by writing to the address set forth in the paragraphs above and from Business Bancshares, Inc. at 8000 Maryland Avenue, Clayton, Missouri 63105.

Stifel Financial Corp. and Business Bancshares, Inc., and certain of their directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Business Bancshares, Inc. in connection with the proposed transaction. Information about the directors and executive officers of Stifel Financial Corp. and their ownership of Stifel Financial Corp. common stock is set forth in Stifel Financial Corp.’s Proxy Statement for the 2018 Annual Meeting of Shareholders filed with the SEC. Information about the directors and executive officers of Business Bancshares, Inc. is available on The Business Bank of St. Louis’s website. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

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Investor Relations Contact

Joel Jeffrey, (212) 271-3610

investorrelations@stifel.com

Media Relations Contact

Neil Shapiro, (212) 271-3447

shapiron@stifel.com